SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

   Filed by the Registrant [ X ]
   Filed by a Party other than the Registrant [  ]

   Check the appropriate box:

   [  ] Preliminary Proxy Statement
   [  ] Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
   [X]  Definitive Proxy Statement
   [  ] Definitive Additional Materials
   [  ] Soliciting Material Pursuant to Section  240.14a-11(c) or Section
        240.14a-12

                       Effective Management Systems, Inc.
                (Name of Registrant as Specified in its Charter)

                           --------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

        1)  Title of each class of securities to which transaction applies:

        2)  Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)  Proposed maximum aggregate value of transaction:

        5)  Total fee paid:

   [  ] Fee paid previously with preliminary materials.

   [  ] Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date
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        1)  Amount Previously Paid:

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
                                   [EMS Logo]
                          EFFECTIVE MANAGEMENT SYSTEMS
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 30, 1998


   To the Shareholders of
     Effective Management Systems, Inc.:

        NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Effective Management Systems, Inc. will be held on April 30, 1998, at 4:00 P.M., Central Time, at the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin 53202, for the following purposes:

             1. To elect two (2) directors to hold office until the annual meeting of shareholders in 2001 and until their successors are duly elected and qualified.

             2. To consider and act upon a proposal to approve and adopt the Effective Management Systems, Inc. 1998 Employee Stock Purchase Plan.

             3. To consider and act upon a proposal to approve the Effective Management Systems, Inc. 1993 Stock Option Plan, as amended.

             4. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The close of business on March 16, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

        A proxy for the meeting and a proxy statement are enclosed herewith.

                                 By Order of the Board of Directors
                                 EFFECTIVE MANAGEMENT SYSTEMS, INC.

                                 Thomas M. Dykstra
                                 Secretary
   Milwaukee, Wisconsin
   April 6, 1998

        YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY AS YOUR NAME APPEARS THEREON AND RETURN IMMEDIATELY.

                        EFFECTIVE MANAGEMENT SYSTEMS, INC.
                              12000 West Park Place
                           Milwaukee, Wisconsin 53224

                               PROXY STATEMENT
                                    For
                        ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held April 30, 1998

        This proxy statement is being furnished to shareholders by the Board of Directors (the "Board") of Effective Management Systems, Inc. (the "Company") beginning on or about April 6, 1998 in connection with a solicitation of proxies by the Board for use at the annual meeting of shareholders to be held on Thursday, April 30, 1998, at 4:00 P.M., Central Time, at the Milwaukee Athletic Club, 758 North Broadway, Milwaukee, Wisconsin 53202, and all adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

        Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting.

        A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted FOR the individuals nominated for election as directors referred to herein, FOR approval of the Effective Management Systems, Inc. 1998 Employee Stock Purchase Plan (the "1998 Stock Purchase Plan"), FOR the Effective Management Systems, Inc. 1993 Stock Option Plan, as amended (the "1993 Plan"), and on such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the election of directors and the proposals to approve the 1998 Stock Purchase Plan and the 1993 Plan, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.

        Only holders of record of the Company's common stock, $.01 par value per share (the "Common Stock"), at the close of business on March 16, 1998 are entitled to vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 4,079,455 shares of Common Stock, each of which is entitled to one vote per share.

                              ELECTION OF DIRECTORS

        The Company's By-laws provide that the directors shall be divided into three classes, with staggered terms of three years each. At the Annual Meeting, the shareholders will elect two directors to hold office until the annual meeting of shareholders in 2001 and until their successors are duly elected and qualified. Unless shareholders otherwise specify, the shares represented by the proxies received will be voted in favor of the election as directors of the individuals named as the Board's nominees herein. The Board has no reason to believe that the listed nominees will be unable or unwilling to serve as directors if elected. However, in the event that any one of the nominees should be unable to serve or for good cause will not serve, the shares represented by proxies received will be voted for another nominee selected by the Board. Directors of the Company are elected by a plurality of the votes cast (assuming a quorum is present). An abstention from voting will be tabulated as a vote withheld on the election and will be included in computing the number of shares present for purposes of determining the presence of a quorum, but will not be considered in determining whether the director nominees have received a plurality of the votes cast at the Annual Meeting. A broker or nominee holding shares registered in its name, or the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, has the discretion to vote the beneficial owner's shares with respect to the election of directors.

        The following sets forth certain information, as of March 1, 1998, about the Board's nominees for election at the Annual Meeting and each director of the Company whose term will continue after the Annual Meeting.

                   Nominees for Election at the Annual Meeting

                    Terms expiring at the 2001 Annual Meeting

             Helmut M. Adam, 47, has served as President of Olympus Flag & Banner, Inc., a manufacturer of banners, flags and display products, since 1992. Prior thereto, Mr. Adam was President of Ransomes Inc., a manufacturer of commercial grass mowing equipment. Mr. Adam is a Certified Public Accountant.

   Director since: 1987

             Michael D. Dunham, 52, a co-founder of the Company, has served as President and Chief Executive Officer of the Company since its inception in 1978. Mr. Dunham has over 20 years of experience in management, sales, consulting, software design and development in the manufacturing and distribution software industry. Mr. Dunham has a B.S. degree in electrical engineering from the University of Denver and a Masters of Management Science degree from the Stevens Institute of Technology. Mr. Dunham is a Fellow of the American Production and Inventory Control Society.

   Director since:  1978

        THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE "FOR" THE NOMINEES. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" THE BOARD'S NOMINEES.

                         Directors Continuing in Office

                    Terms expiring at the 1999 Annual Meeting

        Scott J. Mermel, 50, has served as Vice President, Marketing of Metrix, Inc., a developer and marketer of customer service and product support software, since April 1997. From 1980 to April 1997, Mr. Mermel was a floor trading member of the Chicago Mercantile Exchange. Prior to that, he held several managerial positions with Xerox Computer Services, a developer and marketer of software systems for manufacturing companies.

   Director since: 1987

        Robert E. Weisenberg, 48, is a private investor. From December 1989 to December 1997, Mr. Weisenberg was Vice President - Operations and General Manager of the Company. Mr. Weisenberg also served as Assistant Secretary of the Company from December 1993 until December 1997. Mr. Weisenberg has a B.A. degree from Stanford University and is a Certified Public Accountant.

   Director since: 1993

                    Term expiring at the 2000 Annual Meeting

        Thomas M. Dykstra, 56, a co-founder of the Company, has served as a Vice President and as Secretary and Treasurer of the Company since its incorporation in 1978. During his tenure with the Company, Mr. Dykstra has managed several different functions including product development, marketing, affiliate sales, finance, and administration and support. Mr. Dykstra has a degree in mathematics from Hope College and an M.B.A. degree from the University of Chicago. Mr. Dykstra is a Fellow of the American Production and Inventory Control Society.

   Director since: 1978

                               BOARD OF DIRECTORS

   General

        The Board has standing Audit and Compensation Committees. The Audit Committee is responsible for recommending to the Board the appointment of independent auditors, approving the scope of the annual audit activities of the auditors, approving the audit fee payable to the auditors and reviewing audit results. Messrs. Adam, Dunham and Mermel are members of the Audit Committee. The Audit Committee held two meetings in fiscal 1997.

        The Compensation Committee (a) reviews and recommends to the Board the compensation structure for the Company's directors, officers and other managerial personnel, including salary rates, participation in any incentive bonus plans, fringe benefits, non-cash perquisites and other forms of compensation, and (b) administers the Company's 1993 Plan and the 1994 Employee Stock Purchase Plan. If approved by shareholders at the Annual Meeting, the Compensation Committee will also administer the 1998 Stock Purchase Plan. Messrs. Adam and Mermel are members of the Compensation Committee. The Compensation Committee held six meetings in fiscal 1997.

        The Board has no standing nominating committee. The Board selects the director nominees to stand for election at the Company's annual meetings of shareholders and to fill vacancies occurring on the Board.
   The Board will consider nominees recommended by shareholders, but has no established procedures which shareholders must follow to make a recommendation. The Company's By-laws also provide for shareholder nominations of candidates for election as directors. These provisions require such nominations to be made pursuant to timely notice (as specified in the By-laws) in writing to the Secretary of the Company. The shareholder's notice of nomination must contain information relating to the nominee which is required to be disclosed by the Company's By-laws and the Securities Exchange Act of 1934.

        The Board held seven meetings in fiscal 1997.  Each director attended
   (a) all of the meetings of the Board and (b) all of the meetings held by all committees of the Board on which such director served during the year.

   Director Compensation

        Directors who are officers or employees of the Company receive no compensation as such for service as members of either the Board or committees thereof. In fiscal 1997, the non-employee directors received a cash retainer fee of $3,500. In addition, non-employee directors of the Company are entitled to receive grants of options to purchase Common Stock under the 1993 Plan. Under the 1993 Plan, each person who is first elected as a non-employee director automatically receives on the date of his or her election an option to purchase 2,030 shares of Common Stock.
   On the day following the annual meeting of shareholders in each year, each non-employee director is also entitled to receive an option to purchase 1,500 shares of Common Stock for serving on the Board and an option to purchase 1,000 shares of Common Stock for each Board committee on which the director serves. Options granted to non-employee directors have a per share exercise price of 100% of the fair market value of a share of Common Stock on the date of grant. Non-employee director options under the 1993 Plan vest as to 10% of the shares subject thereto on the first anniversary of the grant date, an additional 20% on the second anniversary of the grant date, an additional 30% on the third anniversary of the grant date, and the final 40% on the fourth anniversary of the grant date, except that if the non-employee director ceases to be a director by reason of death, disability or retirement during such period, or in the event of a change in control of the Company, the option will become immediately exercisable in full. Options granted to non-employee directors will terminate on the earlier of (a) ten years after the date of grant, (b) six months after the non-employee director ceases to be a director of the Company by reason of death, or (c) three months after the non-employee director ceases to be a director of the Company for any reason other than death. Under the terms of the 1993 Plan, Messrs. Adam and Mermel each received in fiscal 1997 an option to purchase 3,500 shares of Common Stock at a per share exercise price of $5.50. No options were exercised by the non-employee directors during fiscal 1997.

                               EXECUTIVE OFFICERS

        The following table sets forth information, as of March 1, 1998, about the other executive officers of the Company who are not directors. Such officers serve at the pleasure of the Board.

        Jeffrey J. Fossum, 44, has served as Chief Financial Officer of the Company since 1987 and as Assistant Treasurer since December 1993. From 1983 to 1987, Mr. Fossum was the Controller of Berg Company, a manufacturer of restaurant equipment. Mr. Fossum received his B.A. degree from the University of Wisconsin-Eau Claire. Mr. Fossum is a Certified Public Accountant.

        Wayne T. Wedell, 39, joined the Company in 1981 and has held positions of Account Manager, Senior Account Manager, Group Manager as well as Professional Services Manager, and was promoted to Vice President-Services in 1992. Mr. Wedell holds a B.A. degree in business administration from the University of Wisconsin-Milwaukee.

                             PRINCIPAL SHAREHOLDERS

   Management

        The following table sets forth information, as of March 1, 1998, regarding beneficial ownership of Common Stock by each director and nominee, each employee of the Company (including executive officers) who owns beneficially more than 5% of the Common Stock, each of the persons named in the Summary Compensation Table set forth below, and all of the directors and executive officers as a group. Except as otherwise noted, each of the persons listed has sole voting and investment power over the shares beneficially owned.

                                    Amount and Nature of     Percent
    Name of Beneficial Owner(1)   Beneficial Ownership(2)    of Class

    Michael D. Dunham . . . . .             637,300            15.6%

    Thomas M. Dykstra . . . . .             630,000(3)         15.4%

    Robert E. Weisenberg(4) . .             283,200             6.9%

    Donald W. Vahlsing(5) . . .             250,900             6.2%

    Richard W. Grelck (5) . . .             215,276             5.3%

    Thomas G. Allen(6)  . . . .              66,080             1.6%

    Helmut M. Adam  . . . . . .              23,385               *

    Scott J. Mermel . . . . . .              23,385               *

    All directors and executive
         officers as a group
         (7 persons)  . . . . .           1,641,933(7)         39.2%
    __________
    * Less than one percent (1%).

    (1) The address of each person who holds in excess of 5% of the Common Stock identified in this table is 12000 West Park
         Place, Milwaukee, Wisconsin 53224.

    (2) Includes the following shares subject to stock options which were exercisable as of or within 60 days of March 1, 1998:
         Mr. Grelck, 189,176 shares; Mr. Allen, 47,780 shares; Mr. Adam, 21,385 shares; Mr. Mermel, 21,385 shares; and all directors and executive officers as a group, 113,520 shares.

    (3) Consists of (a) 210,000 shares held by the Dykstra Family Limited Partnership for which Mr. Dykstra acts as managing general partner and (b) 420,000 shares held by a family trust for which Mr. Dykstra serves as trustee.

    (4) Mr. Weisenberg resigned as Vice President - Operations and General Manager and Assistant Secretary of the Company on December 31, 1997.

    (5)  Mr. Vahlsing and Mr. Grelck are employees of the Company.

    (6) Mr. Allen resigned as Vice President - Sales and Marketing of the Company on December 31, 1997.

    (7) Assumes the exercise of all options held by the group which were exercisable as of or within 60 days of March 1, 1998. The number of shares reflected as beneficially owned by all directors and executive officers does not include the shares owned by Mr. Vahlsing, Mr. Grelck and Mr. Allen.

   Other Beneficial Owner

        The following table sets forth information, as of December 31, 1997, regarding beneficial ownership by the only other person known to the Company to own beneficially more than 5% of the outstanding Common Stock as of such date. The beneficial ownership set forth below has been reported on a filing made by such beneficial owner on Schedule 13G with the Securities and Exchange Commission.

                                  Amount and Nature
   Name and Address             of Beneficial Ownership
   of Beneficial Owner       Voting Power   Investment Power         Percent
                             Sole   Shared  Sole   Shared  Aggregate of Class
   Heartland  Advisors,
    Inc.(1)                   707,800   0   780,800     0    780,800   19.1%
   790 North Milwaukee Street
   Milwaukee, Wisconsin 53202

    (1) The filing made by Heartland Advisors, Inc. indicates that the Common Stock as to which it is deemed to be beneficial owner is held in various investment advisory accounts.


                             EXECUTIVE COMPENSATION

   Summary Compensation Information

        The following table sets forth certain information concerning compensation paid for the last three fiscal years to the Company's Chief Executive Officer and each of the Company's other executive officers who earned cash compensation in excess of $100,000 for the fiscal year ended November 30, 1997. The persons named in the table are sometimes referred to herein as the "named executive officers."

                           Summary Compensation Table
                                                                Long Term
                                                              Compensation
                                                                 Awards
                                                               Securities
    Name and Principal              Annual Compensation(1)  Underlying Stock
        Position              Year   Salary($)   Bonus($)      Options(#)

    Michael D. Dunham . . .   1997   $185,586  $    ---              ---
         President and        1996    175,148       ---              ---
         Chief Executive      1995    141,956       ---              ---
         Officer

    Thomas M. Dykstra . . .   1997   $176,308       ---              ---
         Vice President,      1996    164,739       ---              ---
         Secretary and        1995    131,981       ---              ---
         Treasurer

    Robert E. Weisenberg(2)   1997   $125,187       ---              ---
                              1996    123,089    13,000(3)           ---
                              1995    115,887    15,000              ---

    Thomas G. Allen(4)  . .   1997   $135,000    26,755              ---
                              1996    130,008    37,642           30,000
                              1995    125,040    20,000           38,780
    __________
    (1) Certain personal benefits provided by the Company and its subsidiaries to the named executive officers are not included in the table. Such benefits consisted of Company-provided automobiles and reimbursement of certain medical expenses. The aggregate amount of such benefits for each named executive officer in each year reflected in the table did not exceed 10% of the sum of such officer's salary and bonus in each respective year.

    (2) Mr. Weisenberg resigned as Vice President - Operations and General Manager and Assistant Secretary of the Company on December 31, 1997.

    (3) This bonus was earned for the fiscal year ended November 30, 1996, but was not awarded and paid until after the Company's 1997 annual meeting of shareholders.

    (4) Mr. Allen resigned as Vice President - Sales and Marketing of the Company on December 31, 1997.

   Stock Options

        The Company has in effect the 1993 Plan pursuant to which options to purchase Common Stock may be granted to employees (including executive officers) of the Company and its subsidiaries. No options were granted to the named executive officers during fiscal 1997.

        The following table sets forth information regarding the exercise of stock options by Mr. Allen during the 1997 fiscal year and the fiscal year-end value of unexercised options held by Mr. Allen. Mr. Allen was the only named executive officer who held options to acquire Common Stock during fiscal 1997.

                                 Aggregated Option Exercises in Last Fiscal Year and
                                            Fiscal Year-End Option Values
                                                          Number of Securities
                            Shares         Value         Underlying Unexercised          Value of Unexercised
                         Acquired on     Realized          Options at Fiscal             In-the-Money Options
           Name          Exercise (#)     ($)(1)              Year-End (#)             at Fiscal Year-End ($)(1)

                                                      Exercisable    Unexercisable   Exercisable    Unexercisable
    Thomas G. Allen         39,500        $149,705       26,268         42,512            0               0

    (1)  The dollar values are calculated by determining the difference between the fair market value of the underlying Common Stock and the exercise price of the options at exercise or fiscal year-end, as the case may be.


   Compensation Committee Report

        The Compensation Committee of the Board is responsible for all aspects of the Company's compensation package offered to its executive officers, including the named executive officers. The Compensation Committee determines the compensation package (including the grant of stock options pursuant to the 1993 Plan) to be paid to each executive officer.

        Executive Compensation Policies. The Company's executive compensation program is intended to establish a relationship between compensation and the Company's business strategies as well as the Company's goal of maintaining and improving profitability and maximizing long-term shareholder value. The focus of compensation decisions is on the achievement of long-term performance objectives as opposed to the attainment of short-term, narrowly defined goals. The focus on long-term performance objectives is intended to avoid unwarranted adjustments in executive compensation based solely on short-term swings (either up or down) in the Company's markets.

        In recommending and establishing levels of executive compensation, it is the policy of the Compensation Committee to (a) offer competitive compensation packages in order to attract and retain key executive officers crucial to the Company's long-term success; (b) provide, on a limited basis, performance-based compensation opportunities (including equity-based awards) which allow executive officers to earn rewards for long-term strategic management and the enhancement of shareholder value;
   (c) establish a relationship between executive compensation and the Company's annual and long-term strategic goals; and (d) provide compensation programs which recognize and reward individual initiative and achievement.

        Executive Compensation Package. As reflected under the section entitled "Executive Compensation," the Company's executive compensation package consists primarily of salary and, to a limited extent, bonus awards and stock option grants, as well as benefits under the employee benefits plans offered by the Company.

        In setting and adjusting executive salaries, including the salaries of the Chief Executive Officer and the other named executive officers, the Compensation Committee has historically compared the base salaries paid or proposed to be paid by the Company with the ranges of salaries paid by corporations of similar size relative to the Company and operating in comparable industries (the "Comparison Group"). It is the judgment of the Compensation Committee that a review of the compensation practices of companies within the Comparison Group is appropriate in establishing competitive salary ranges for the Company's executive officers. The relative financial performance of companies within the Comparison Group was considered by the Compensation Committee in setting base salaries for the Company's executive officers for the fiscal year ended November 30, 1997.

        Based on the criteria enumerated above, the Compensation Committee awarded a base salary increase of 6.0% to the Company's Chief Executive Officer and base salary increases to the other named executive officers ranging from 1.7% to 7.0% for the fiscal year ended November 30, 1997. No options were awarded to the named executive officers during fiscal 1997. In addition, the Compensation Committee awarded Mr. Allen a $26,755 bonus based on the operating income of the business unit under his supervision.

        Section 162(m) of the Internal Revenue Code of 1986, as amended, limits deductibility for federal income tax purposes of compensation in excess of $1 million paid to the Chief Executive Officer and certain executive officers unless certain requirements are met. The Compensation Committee does not believe that in the foreseeable future the annual compensation of any executive officer will be subject to the limit.

             Effective Management Systems, Inc. Compensation Committee

                  Helmut M. Adam
                  Scott J. Mermel

   Compensation Committee Interlocks and Insider Participation

        The Compensation Committee consists of Messrs. Adam and Mermel. Mr. Mermel is an executive officer of Metrix, Inc. Mr. Dunham serves as a director of Metrix, Inc.

                             PERFORMANCE INFORMATION

        The following graph compares on a cumulative basis changes since February 25, 1994 (the date on which the Common Stock was first publicly traded) in (a) the total shareholder return on the Common Stock, (b) the total return of companies in the Nasdaq Stock Market Index ("Nasdaq U.S."), and (c) the total shareholder return of companies in the Nasdaq Computer and Data Processing Stock Market Index ("Nasdaq CDPSM") consisting of a peer group of publicly-traded software companies. The total return information presented in the graph assumes the reinvestment of dividends. The graph assumes $100 was invested on February 25, 1994 in Common Stock, the Nasdaq U.S. and the Nasdaq CDPSM.

                               [Performance Graph]

                        2/25/94   11/30/94  11/30/95    11/30/96   11/30/97

   Effective Management  $100     $ 80.00   $ 59.00     $ 77.00    $ 54.00
    Systems, Inc.

   Nasdaq U.S.           $100     $113.00   $136.00     $168.00    $208.00

   Nasdaq CDPSM          $100     $ 95.00   $176.00     $217.00    $281.00


                           RELATED PARTY TRANSACTIONS

        Michael D. Dunham, the Company's President, Thomas M. Dykstra, the Company's Vice President, Secretary and Treasurer, Robert E. Weisenberg, the former Vice President-Operations and General Manager and Assistant Secretary of the Company, and Donald W. Vahlsing, an employee of the Company, own all of the outstanding common stock of EMS Solutions, Inc. ("EMS Solutions"). EMS Solutions employs 18 people, including a full-time Vice President and General Manager. Although Messrs. Dunham and Dykstra are shareholders and directors and Messrs. Weisenberg and Vahlsing are shareholders of EMS Solutions, they are not involved in the daily management of its operations.

        EMS Solutions develops and sells computer software and related hardware to the food vending and food distribution industry. In the past, the Company provided office space, accounting and administrative services, computer processing time, and other miscellaneous services to EMS Solutions. Fees received for these services amounted to approximately $122,000 for the fiscal year ended November 30, 1997. Management believes that the fees charged for these services were comparable to the fees that would have been charged by unaffiliated third parties. The Company also sold computer hardware to EMS Solutions. Sales of such hardware to EMS Solutions by the Company totalled approximately $331,000 for the fiscal year ended November 30, 1997. At November 30, 1997, EMS Solutions had debt outstanding to the Company of approximately $404,000. Such debt represented trade payables for services and equipment provided by the Company to EMS Solutions. Interest was paid by EMS Solutions with respect to these trade payables at a rate equal to the Company's cost of funds under its revolving line of credit. The rate of interest charged (which was recalculated monthly) on the trade payables of EMS Solutions was 9.5% at November 30, 1997. On July 1, 1997, EMS Solutions moved to new facilities and no longer utilizes office space or other material services of the Company. In addition, EMS Solutions no longer purchases computer hardware from the Company.

                      APPROVAL OF THE 1993 PLAN, AS AMENDED

   General

        The Board has unanimously adopted two amendments to the 1993 Plan contingent upon shareholder approval of the 1993 Plan, as so amended, at the Annual Meeting. The first amendment increases the aggregate number of shares authorized for issuance under the 1993 Plan from 550,025 to 750,025 (subject to adjustment in order to prevent dilution in certain cases described below). As of the date of this Proxy Statement, only 83,988 shares of Common Stock remain available for the granting of new options under the 1993 Plan. The Board approved this amendment to allow for additional options to be awarded under the 1993 Plan. The second amendment to the 1993 Plan increases the number of shares of Common Stock with respect to which any individual employee may be granted options thereunder. Prior to being amended, the 1993 Plan provided that no employee was permitted to be granted options that could result in the employee receiving more than 150,000 shares of Common Stock under the 1993 Plan (subject to adjustment in order to prevent dilution in certain cases as described below). As amended, the 1993 Plan provides that no employee may be granted options that could result in the employee receiving more than 200,000 shares (subject to adjustment in order to prevent dilution in certain cases described below) of Common Stock under the 1993 Plan. The increase in the individual limit is being proposed to reflect the increase in the authorized shares issuable under the 1993 Plan, as amended.

        The 1993 Plan was initially adopted by the Board on December 17, 1993 and approved and ratified by shareholders on January 14, 1994. Earlier amendments to the 1993 Plan were adopted by the Board on February 14, 1995 and February 2, 1996 and approved and ratified by shareholders on April 20, 1995 and April 30, 1996. The currently proposed amendments to the 1993 Plan were approved by the Board on March 3, 1998.

        The text of the 1993 Plan, as amended, is set forth in Appendix A to this Proxy Statement. A description of the 1993 Plan is set forth below and is qualified in its entirety by reference to the complete text of the 1993 Plan.

   Purpose of the 1993 Plan

        The 1993 Plan permits the grant of options to purchase shares of Common Stock to employees (including officers) of the Company and its subsidiaries as well as to non-employee directors of the Company. The purpose of the 1993 Plan is to promote the best interests of the Company and its shareholders by providing employees of the Company and its subsidiaries and members of the Board who are not employees of the Company or its subsidiaries with an opportunity to acquire a proprietary interest in the Company. It is intended that the 1993 Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by employees of the Company and its subsidiaries. In addition, by encouraging stock ownership by non-employee directors, the Company seeks both to attract and retain on its Board persons of exceptional competence and to provide a further incentive to serve as a director of the Company.

   Administration

        The 1993 Plan is administered by the Compensation Committee of the Board. The Compensation Committee has full authority and discretion, subject to the express provisions of the 1993 Plan, to determine with respect to employees, among other things, (a) the employees to whom, and the price at which, options will be granted, (b) the option period (which may not exceed ten years), (c) the number of shares subject to each option, and (d) the other terms and conditions of any option granted under the 1993 Plan. Grants of options to non-employee directors are automatic and nondiscretionary.

   Eligibility

        Options may be granted under the 1993 Plan to employees of the Company or its subsidiaries (including officers and employee-directors of the Company or its subsidiaries). In addition, under the 1993 Plan, each non-employee director is entitled to receive options in the manner described under the caption "Board of Directors-Director Compensation."

        Approximately 340 persons are currently eligible to receive option grants under the 1993 Plan.

   Awards Under the 1993 Plan; Available Shares

        The 1993 Plan permits the grant to employees of either "incentive stock options," which qualify for special income tax treatment under the Internal Revenue Code, or "nonstatutory stock options," which do not so qualify. The aggregate value (determined as of the date the option is granted) of Common Stock with respect to which any incentive stock options granted under the 1993 Plan or any other plan of the Company are exercisable for the first time by an employee during any calendar year may not exceed $100,000. In addition, no incentive stock options may be granted to employees under the 1993 Plan after December 17, 2003. Non-employee directors will be eligible to receive nonstatutory stock options only.

             Prior to being amended, the maximum number of shares of Common Stock for which options were permitted to be granted under the 1993 Plan was 550,025, subject to adjustment in order to prevent dilution in certain cases as described below. Under the 1993 Plan, as amended, a total of 750,025 will be available to be issued pursuant to the exercise of options, subject to adjustment in order to prevent dilution in certain cases as described below. In the event that all or any portion of an option granted under the 1993 Plan expires unexercised, is cancelled or terminates, the shares then subject to such option will again be available for the granting of additional options under the 1993 Plan. Prior to being amended, the 1993 Plan provided that no employee participant was permitted to be granted options that could result in such participant receiving more than 150,000 shares of Common Stock under the 1993 Plan, which number of shares was subject to adjustment to prevent dilution in certain cases as described below. As amended, the 1993 Plan provides that no employee participant may be granted options that could result in such employee receiving more than 200,000 shares of Common Stock under the 1993 Plan, subject to adjustment to prevent dilution in certain cases described below.

   Terms of Options

     Grants to Employees

        The option price per share of any option granted to an employee is to be determined by the Compensation Committee, but may not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted; provided, however, that no incentive stock option may be granted to any employee who, at the time such incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries unless the option exercise price of such incentive stock option is at least 110% of the fair market value of a share of Common Stock on the date of grant. Unless otherwise determined by the Compensation Committee to the extent permitted by the 1993 Plan, the fair market value of a share of Common Stock on the date of grant will be equal to the last sale price of the Common Stock on The Nasdaq Stock Market on the trading date preceding the date on which the option is granted. The last sale price of the Common Stock on The Nasdaq Stock Market on March 20, 1998 was $3.13 per share.

        Options granted to employees may be exercised in whole or in part at any time after the date of grant, except as limited by, among other provisions, any vesting period set forth in the applicable option agreement; provided, however, that any option granted to an employee who is subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 on the date of the grant may not become exercisable (except as otherwise provided in the option agreement) until at least six months after the date of grant. An option granted under the 1993 Plan to an employee generally may be exercised only while the recipient is an employee of the Company or a subsidiary thereof and only if the employee has been continuously so employed since the date the option was granted. In no case may any option be exercised more than ten years after the date of grant. An incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries may not be exercisable after the expiration of five years from the date of grant.

     Grants to Non-Employee Directors

        Non-employee directors of the Company are entitled to receive automatic grants of options under the 1993 Plan. For a description of these grants, see "Board of Directors-Director Compensation." The Compensation Committee has no discretion to alter the provisions governing options granted to the non-employee directors.

     Payment of Exercise Price; Nonassignability

        The purchase price for shares of Common Stock acquired upon exercise of options under the 1993 Plan must be paid (a) in cash or its equivalent and/or (b) by tendering, in full or partial payment, previously acquired shares of Common Stock (valued at their fair market value, as determined in accordance with the 1993 Plan) or (c) by any combination of the means of payment set forth in clauses (a) or (b); provided, however, that, with respect to employees, any payment involving the tender of previously acquired Common Stock is permitted only with the consent of the Compensation Committee. The 1993 Plan does not permit the practice known as "pyramiding" whereby shares acquired upon exercise of an option are simultaneously surrendered in exchange for all or part of the remaining shares subject to the option. No shares of Common Stock will be issued under the 1993 Plan until full payment therefor has been made.

        Options granted under the 1993 Plan are not transferable or assignable otherwise than by will or by the laws of descent and distribution and may be exercised during the life of the participant only by the participant or his or her guardian or legal representative.

   Capital Adjustments

        In the event of a capital adjustment resulting from a stock dividend (other than a stock dividend in lieu of an ordinary cash dividend), stock split, reorganization, spin-off, split-up or distribution of assets to shareholders, recapitalization, merger, consolidation, combination or exchange of shares or the like, the number of shares of Common Stock subject to the 1993 Plan, the limit imposed on the number of options that may be granted to any one participant, the number of options subject to grant to non-employee directors, and the number of shares under option in outstanding option agreements will be adjusted in a manner consistent with such capital adjustment; provided, however, that no such capital adjustment will require the Company to sell any fractional shares and the adjustment will be limited accordingly. The option price of any shares subject to an outstanding option agreement will be adjusted so that there will be no change in the aggregate exercise price payable upon exercise of any such option. The determination of the Compensation Committee as to any capital adjustment is final.

   Amendment and Termination

        The Board may at any time and from time to time amend, suspend or terminate the 1993 Plan; provided, however, that the provisions relating to non-employee directors may not be amended more than once every six months other than to comply with certain Federal laws; and provided further that shareholder approval of any amendment must also be obtained if: (a) then required by Rule 16b-3 under the Securities Exchange Act of 1934, the Internal Revenue Code or the quotation requirements of The Nasdaq Stock Market (or any principal securities exchange on which the Common Stock is then traded); (b) such amendment materially modifies the eligibility requirements for participation in the 1993 Plan; (c) such amendment increases the total number of shares of Common Stock which may be acquired under the 1993 Plan (except as permitted by the anti-dilution provisions thereof); or (d) such amendment reduces the minimum option exercise price per share at which options may be granted. No amendment, suspension or termination of the 1993 Plan may, without the participant's consent, alter or impair any of the rights or obligations under any option previously granted to such participant.

   Withholding

        Under the 1993 Plan, the Company may deduct and withhold from any cash otherwise payable to a participant (whether payable as salary, bonus or other compensation) such amount as may be required to satisfy the Company's obligation to withhold Federal, state or local taxes. In the event such amount withheld is insufficient for such purpose, the Company may require the participant to pay to the Company an amount necessary to satisfy the obligation to withhold any such taxes. The Compensation Committee has discretionary authority to permit a participant who is an employee to satisfy the Company's withholding tax requirements by electing to have the Company withhold shares of Common Stock otherwise issuable to such participant or by delivering to the Company shares of Common Stock having a fair market value on the date income is recognized pursuant to the exercise of an option equal to the amount to be withheld.

   Certain Federal Income Tax Consequences

        The grant of a stock option under the 1993 Plan will create no income tax consequences to the participant or the Company. A participant who is granted a nonstatutory stock option will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. A subsequent disposition of the Common Stock will give rise to a capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Common stock on the date of exercise. The capital gain or loss will be either short-term, mid-term or long-term capital gain or loss depending upon the holding period of the Common Stock.

        In general, if an employee participant holds the shares of Common Stock acquired pursuant to the exercise of an incentive stock option for at least two years from the date of grant and one year from the date of exercise, the employee participant will recognize no income or gain as a result of exercise (except that the alternative minimum tax may apply). Any gain or loss by the employee participant on the disposition of the Common Stock will be treated as either a mid-term or long-term capital gain or loss. No deduction will be allowed to the Company. If these holding period requirements are not satisfied, the employee participant will recognize ordinary income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, and (b) the difference between the exercise price and the fair market value of the shares of Common Stock on the date of exercise. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the employee participant. Any additional gain realized by the employee participant over the fair market value at the time of exercise will be treated as a capital gain. This capital gain will be either short-term, mid-term or long-term capital gain depending upon the holding period of the Common Stock.

   Awards Under the 1993 Plan

        The following table sets forth information with respect to awards that were granted under the 1993 Plan during fiscal 1997 and, through the date of this Proxy Statement, during fiscal 1998 to the various individuals and groups identified below. All of such awards consisted of nonstatutory stock options which vest and become exercisable over a four-year period (10% after the first year, an additional 20% after the second year, an additional 30% after the third year, and the final 40% after the end of the fourth year). The options have per share exercise prices ranging from $5.50 to $6.75.

                               New Plan Benefits
                                                         Number of Shares
    Name and Position                                   Subject to Options

    All executive officers as a group (5 persons) . .          4,500

    All non-employee directors as a group
    (2 persons) . . . . . . . . . . . . . . . . . . .          7,000

    All employees (other than executive officers) as
    a group (334 persons) . . . . . . . . . . . . . .         98,313

        Except for stock options automatically granted to the non-employee directors, the Company cannot currently determine the options that may be granted to eligible participants under the 1993 Plan in the future. Such determinations will be made from time to time by the Compensation Committee.

   Vote Required to Approve the 1993 Plan, as Amended

        Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock represented and voted at the Annual Meeting with respect to the 1993 Plan, as amended, is required to approve such Plan. Any shares not voted at the Annual Meeting with respect to the 1993 Plan as so amended (whether as a result of broker non-votes or otherwise, except abstentions) will have no impact on the vote. Shares of Common Stock as to which holders abstain from voting will be treated as votes against the 1993 Plan, as amended. In the event that the 1993 Plan, as amended, is not approved by shareholders at the Annual Meeting, the 1993 Plan (except for the amendments currently proposed) will remain in full force and effect.

        THE BOARD RECOMMENDS A VOTE "FOR" THE 1993 PLAN, AS AMENDED. SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" THE 1993 PLAN, AS AMENDED.

                             1998 STOCK PURCHASE PLAN

   General

        On March 3, 1998, the Board unanimously approved the adoption of the 1998 Stock Purchase Plan, subject to shareholder approval at the Annual Meeting. The 1998 Stock Purchase Plan, which is the successor to the Company's 1994 Employee Stock Purchase Plan, is intended to provide employees (including executive officers) of the Company with the opportunity to purchase Common Stock. Following the termination of the offering period ended June 30, 1998, no additional shares will be issuable under the 1994 Employee Stock Purchase Plan.

        The purpose of the 1998 Stock Purchase Plan is to allow eligible employees of the Company and its subsidiaries to purchase shares of Common Stock and thereby share in the ownership of the Company. It is intended that the 1998 Stock Purchase Plan will qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code.

        The text of the 1998 Stock Purchase Plan is set forth in Appendix B to this Proxy Statement. A description of the 1998 Stock Purchase Plan is set forth below and is qualified in its entirety by reference to the complete text of the 1998 Stock Purchase Plan.

   Administration

        If approved by shareholders at the Annual Meeting, the 1998 Stock Purchase Plan will be administered by the Compensation Committee of the Board. The Compensation Committee will have full authority and discretion, subject to the express provisions of the 1998 Stock Purchase Plan, to (a) establish such terms and conditions for the grant of purchase rights as the Committee may deem necessary or advisable, (b) adopt such rules or regulations which may become necessary or advisable for the operation of the 1998 Stock Purchase Plan and (c) make such determinations, and take such other actions, as are expressly authorized or contemplated in the 1998 Stock Purchase Plan or as may be required for the proper administration of the 1998 Stock Purchase Plan.

        To assist in the administration of the 1998 Stock Purchase Plan, the Compensation Committee intends to appoint Thomas M. Dykstra as the 1998 Stock Purchase Plan Administrator. The 1998 Stock Purchase Plan Administrator will assist the Compensation Committee in corresponding with employees, with record keeping and in performing other administrative functions in connection with the 1998 Stock Purchase Plan.

   Eligibility

        Any employee who has completed one year of continuous employment at the beginning of an offering period is eligible to participate in the 1998 Stock Purchase Plan. The 1998 Stock Purchase Plan provides that no employee may be granted options to purchase shares of Common Stock under the 1998 Stock Purchase Plan that could result in such employee (a) owning, and/or holding options to purchase, 5% or more of the total combined voting power or value of all classes of stock of the Company, or any subsidiary, or (b) having rights to purchase stock under all employee stock purchase plans of the Company that accrue at a rate which exceeds $25,000 in fair market value of the Common Stock for each calendar year in which such purchase rights are outstanding. Approximately 340 persons are currently eligible to participate in the 1998 Stock Purchase Plan.

   Shares Subject to the 1998 Stock Purchase Plan

        The maximum number of shares of Common Stock which may be issued under the 1998 Stock Purchase Plan is 100,000, subject to adjustment in order to prevent dilution in certain cases as described below. Under the 1998 Stock Purchase Plan, the Company offers eligible employees the opportunity to purchase shares of Common Stock in up to eight successive offerings, each with a duration of six months. The first offering will commence on July 1, 1998 and end on December 31, 1998. Under the 1998 Stock Purchase Plan, the Company may not issue more than 12,500 shares of Common Stock in any single offering, plus the aggregate number of unissued shares from all prior offerings, whether or not previously offered to any employee. The Compensation Committee may elect to divide a semi-annual offering into two three-month offerings, in which case only 6,250 shares may be offered per three-month offering. If the total number of shares of Common Stock for which options are exercisable at the end of any offering period exceeds the maximum number of shares issuable in such offering, the Company will allocate the shares available for purchase by participants on a pro rata basis as uniformly as practicable.

   Payroll Deductions; Withdrawal from the 1998 Stock Purchase Plan

        Under the 1998 Stock Purchase Plan, employees are eligible, through a system of regular payroll deductions, to apply up to 5% of their compensation to the purchase of Common Stock at a price equal to the lesser of 85% of the fair market value of the stock at the beginning of the six-month offering period or 85% of the fair market value of the stock at the end of the six-month offering period. The last sale price of the Common Stock on The Nasdaq Stock Market on March 20, 1998 was $3.13 per share. The amount withheld from an employee's compensation during an offering period for the purchase of Common Stock will be held until the end of the period, at which time it will be applied automatically to the purchase of shares. Each employee will be entitled to withdraw the entire accumulated balance in the payroll deduction account at any time before the end of the offering period, but the employee may not participate in the 1998 Stock Purchase Plan during the balance of that offering period. Such withdrawal does not affect the ability of the employee to participate in any subsequent offering under the 1998 Stock Purchase Plan. The accumulated balance of an employee's account will also be automatically returned to the employee in the event of a termination of employment for any reason other than the death of the employee. Upon the death of an employee who has elected to participate in the 1998 Stock Purchase Plan, the designated beneficiary will be permitted to elect, within a limited period of time, whether to purchase shares of Common Stock with the employee's account balance or to withdraw such balance. No interest is paid by the Company at any time on the accumulated balance in the account regardless of the ultimate disposition of the funds in the account.

   Nontransferability of Options

        Subject to the terms of the 1998 Stock Purchase Plan, an employee's right to exercise options under the Plan (a) may not be transferred, pledged, assigned or otherwise alienated or hypothecated by the employee, except by will or the laws of descent and distribution, and (b) may be exercised only by the employee.

   Capital Adjustments

        To prevent the dilution or enlargement of purchase rights, in the event of a stock dividend, stock split, reorganization, recapitalization, merger, consolidation, or other change in shares of Common Stock, the Compensation Committee may adjust, among other things, the number of shares of Common Stock subject to the 1998 Stock Purchase Plan and the number of shares and the purchase price under each outstanding option as the Committee deems appropriate; provided, however, that no such capital adjustment will require the Company to sell any fractional shares and the adjustment will be limited accordingly.

   Amendment and Termination

        The Board may at any time amend or terminate the 1998 Stock Purchase Plan; provided, however, that shareholder approval of any amendment must also be obtained if: (a) then required by the Internal Revenue Code, or the quotation requirements of The Nasdaq Stock Market (or any principal securities exchange on which the Common Stock is then traded); (b) such amendment modifies the eligibility requirement for participation in the 1998 Stock Purchase Plan; (c) such amendment increases the total number of shares of Common Stock which may be acquired under the 1998 Stock Purchase Plan (except as permitted by the anti-dilution provisions thereof); (d) such amendment changes the class of corporation whose employees will be granted purchase rights under the 1998 Stock Purchase Plan; or (e) such amendment materially increases the benefits to employees under the 1998 Stock Purchase Plan. No amendment or termination of the 1998 Stock Purchase Plan may, without the participating employee's consent, alter or impair any of the rights or obligations under any option previously granted to such participating employee.

   Withholding

        Under the 1998 Stock Purchase Plan, the Company may deduct and withhold from any cash otherwise payable to a participating employee (whether payable as salary, bonus or other compensation) such amount as may be required to satisfy the Company's obligations to withhold Federal, state or local taxes. The Company may withhold the issuance of certificates for shares of Common Stock covering shares to be issued pursuant to the 1998 Stock Purchase Plan until the employee has made arrangements to satisfy the Company's obligation to withhold Federal, state or local taxes.

   Certain Federal Income Tax Consequences

        Participating employees will not recognize taxable income on the grant or exercise of the options issued pursuant to the 1998 Stock Purchase Plan. Shares received upon exercise of an option will have an initial tax basis equal to the option exercise price. Although participating employees will not recognize any taxable income when they purchase shares, they will recognize ordinary income and/or gain or loss when the shares acquired under the 1998 Stock Purchase Plan are sold, exchanged or otherwise disposed of.

        Provided that the participating employee has held the shares for at least two years from the date the option was granted and one year after the option is exercised, the lesser of (a) the fair market value of the shares disposed of (at the time of such disposition), including shares sold, exchanged, gifted, transferred at death, etc., over the amount paid for such shares or (b) the fair market value of the shares at the time of grant over the option price, will be included in the participant's taxable income as additional ordinary compensation income on the date of disposition or death. The basis of the shares will generally be increased by the amount of compensation income recognized. The Company will not be entitled to a deduction in this case. In addition, on such a sale (or other taxable exchange or transfer) the amount of gain or loss recognized by a participant will be the difference between the amount which the participant received for his or her shares and the tax basis (as adjusted) thereof. Such gain or loss will generally be a mid-term or long-term capital gain or loss.

        If the participating employee disposes of his or her shares without holding such shares for the two and one-year periods set forth above, then the participant will recognize additional ordinary compensation income in an amount equal to the difference between the fair market value of such shares on exercise and their initial tax basis. The basis of the shares will generally be increased by the amount of compensation income recognized. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the employee participant. The amount of gain or loss on such sale (or other taxable exchange or transfer) will be the difference between the amount which the participant received for his or her shares and the tax basis (as adjusted) thereof. Such gain or loss will generally be a capital gain or loss, long-term, mid-term or short-term, depending upon the participant's holding period.

   Offerings

        As of the date of this Proxy Statement, no offerings under the 1998 Stock Purchase Plan have been made and no shares of Common Stock have been sold under such Plan.

   Vote Required to Approve Stock Purchase Plan

        Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock represented and voted at the Annual Meeting with respect to the 1998 Stock Purchase Plan is required to approve such Plan. Any shares not voted at the Annual Meeting with respect to the 1998 Stock Purchase Plan (whether as a result of broker non-votes or otherwise, except abstentions) will have no impact on the vote. Shares of Common Stock as to which holders abstain from voting will be treated as votes against the 1998 Stock Purchase Plan.

        THE BOARD RECOMMENDS A VOTE "FOR" THE 1998 PLAN. SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" THE 1998 PLAN.

                                  MISCELLANEOUS

   Independent Auditors

        Ernst & Young LLP acted as the independent auditors for the Company in the fiscal year ended November 30, 1997 and it is anticipated that such firm will be similarly appointed to act for the fiscal year ending November 30, 1998. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.

   Shareholder Proposals

        Proposals which shareholders of the Company intend to present at and have included in the Company's proxy statement for the 1999 annual meeting must be received by the Company by the close of business on December 7, 1998. In addition, a shareholder who otherwise intends to present business at the 1999 annual meeting must comply with the requirements set forth in the Company's By-laws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof to the Secretary of the Company in advance of the meeting in compliance with the terms and within the time periods specified in the By-laws.

   Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and more than 10% beneficial owners to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The regulations of the Securities and Exchange Commission require such persons to furnish the Company with copies of all Section 16(a) forms they file. In August 1997, Mr. Dykstra inadvertently failed to report the sale of stock by a trust for which he serves as trustee and of which he and his spouse are beneficiaries, and in January and March of 1997, Mr. Wedell inadvertently failed to report the receipt of stock options from the Company. Both Messrs. Dykstra and Wedell have subsequently reported such transactions on the appropriate forms. The Company believes that all other officers, directors and more than 10% beneficial owners have timely complied with the Section 16(a) filing requirements.

   Solicitation Expenses

        The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited personally and by telephone by certain officers and regular employees of the Company. The Company will reimburse brokers and other nominees for their expenses in communicating with the persons for whom they hold Common Stock.

        The Company will provide without charge a copy of its Annual Report on Form 10-K (including financial statements, but not including exhibits thereto), as filed with the Securities and Exchange Commission, to each person who is a record or beneficial holder of Common Stock as of the record date for the Annual Meeting. A written request for a Form 10-K should be addressed to Thomas M. Dykstra, Secretary, Effective Management Systems, Inc., 12000 West Park Place, Milwaukee, Wisconsin 53224.

                                 By Order of the Board of Directors
                                 EFFECTIVE MANAGEMENT SYSTEMS, INC.

                                 Thomas M. Dykstra
                                 Secretary
   April 6, 1998

                                                                   APPENDIX A

                       EFFECTIVE MANAGEMENT SYSTEMS, INC.

                             1993 STOCK OPTION PLAN
                                   AS AMENDED

        1. Purpose. The purpose of the Effective Management Systems, Inc. 1993 Stock Option Plan (the "Plan") is to promote the best interests of Effective Management Systems, Inc. (the "Company") and its shareholders by providing employees of the Company and its subsidiaries and members of the Company's Board of Directors who are not employees of the Company or its subsidiaries with an opportunity to acquire a proprietary interest in the Company. It is intended that the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by employees of the Company and its subsidiaries. In addition, by encouraging stock ownership by non-employee directors, the Company seeks both to attract and retain on its Board of Directors (the "Board") persons of exceptional competence and to provide a further incentive to serve as a director of the Company.

        It is intended that certain of the options issued pursuant to the Plan will constitute incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and successor provisions thereto (the "Code"), and the remainder of the options issued under the Plan will constitute nonstatutory stock options.

        2. Administration. The Plan shall be administered by a committee designated by the Board (the "Committee"). The Committee shall consist of not less than two members of the Board who are "non-employee directors" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by at least a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a unanimous vote at a meeting duly called and held.

        In accordance with the provisions of the Plan, the Committee shall: select the employees to whom options are granted; determine the number of shares to be covered by each option, the time at which the option is to be granted, the type of option, the option period, the option exercise price and the manner and time in which options become exercisable; and establish such other provisions of the option agreements as the Committee may deem necessary or desirable. Grants of options to non-employee directors, all of which options shall be nonstatutory stock options, shall be automatic and the amount and the terms of such awards shall be determined in accordance with Section 5 hereof.

        The Committee may adopt such rules and regulations for carrying out the Plan as it may deem proper and in the best interests of the Company. The interpretation of any provision of the Plan by the Committee and any determination made by the Committee on the matters referred to in this
   Section 2 shall be final.

        3. Shares Subject to the Plan. The shares to be subject to options under the Plan shall be shares of the Company's Common Stock ("Stock"). The total number of shares of Stock which may be purchased pursuant to options granted under the Plan shall not exceed an aggregate of 750,025 shares, subject to adjustment as provided in Section 8 hereof. Shares of Stock delivered upon exercise of an option under the Plan may consist, in whole or in part, of authorized but unissued shares or of treasury shares. In the event that an option granted under the Plan expires, is cancelled or terminates unexercised as to any shares of Stock covered thereby, such shares shall thereafter be available for the granting of additional options under the Plan.

        4.   Grants to Employees.

             (a) Eligibility. Any employee ("Employee") of the Company or its present and future subsidiaries, as defined in Section 424(f) of the Code ("Subsidiaries"), including any such Employee who is also an officer or director of the Company, whose judgment, initiative and efforts contribute to the successful performance of the Company shall be eligible to receive options under the Plan. Notwithstanding any provision to the contrary herein, no Employee shall be granted options that could result in such Employee receiving more than 200,000 shares of Stock under the Plan (such number of Shares shall be subject to adjustment as provided in Section 8 hereof).

             (b) Option Price. The option exercise price per share of Stock shall be fixed by the Committee, but shall not be less than 100% of the fair market value of a share of Stock on the date the option is granted; provided, however, that no Incentive Stock Option shall be granted to any Employee who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent corporation or Subsidiaries unless the option exercise price of such Incentive Stock Option is at least 110% of the fair market value of a share of Stock on the date of grant. Unless otherwise determined by the Committee, the "fair market value" of a share of Stock on the date of grant shall be the last sale price for shares of Stock in the NASDAQ National Market System on the trading date next preceding the date on which the option is granted, as reported in The Wall Street Journal (Midwest Edition); provided, however, that if the principal market for the Stock is then a national securities exchange, the "fair market value" shall be the closing price for shares of Stock on the principal securities exchange on which the Stock is traded on the trading date next preceding the date of grant, or, in either case above, if no trading occurred on the trading date next preceding the date of grant, then the option price per share shall be determined with reference to the next preceding date on which the Stock is traded.

             (c) Grant of Options. Subject to the terms and conditions of the Plan, the Committee may, from time to time, grant to Employees options to purchase such number of shares of Stock and on such terms and conditions as the Committee may determine; provided, however, that any option granted to an Employee who is subject to the provisions of
   Section 16 of the Securities Exchange Act of 1934, as amended, on the date of the grant shall not become exercisable (except as otherwise specifically set forth in the option agreement) until at least six months elapse from the date of grant. More than one option may be granted to the same Employee. The date on which an option is granted shall be the date the Committee approves the granting of the option or if the Committee so specifies, such later date as the Committee may determine. Options granted to Employees may be either Incentive Stock Options or nonstatutory stock options as determined by the Committee. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

             (d) Option Period. The Committee shall determine the expiration date of each option, but such expiration date shall be not later than ten years after the date such option is granted; provided, however, that no Incentive Stock Option shall be granted to any Employee who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent corporation or Subsidiaries unless such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date of grant.

             (e) Maximum Per Participant. The aggregate fair market value (determined as of the date the option is granted) of the Stock with respect to which any Incentive Stock Options are exercisable for the first time by an Employee during any calendar year under the Plan or any other plan of the Company or any parent corporation or Subsidiary shall not exceed $100,000.

             (f) Exercise of Options. An option may be exercised, subject to its terms and conditions and the terms and conditions of the Plan, in full at any time or in part from time to time by delivery to the Assistant Secretary of the Company at the Company's principal office in Milwaukee, Wisconsin, of a written notice of exercise specifying the number of shares with respect to which the option is being exercised. Any notice of exercise shall be accompanied by full payment of the option price of the shares being purchased (i) in cash or its equivalent; (ii) with the consent of the Committee (as set forth in the option agreement or otherwise), by tendering previously acquired shares of Stock (valued at their fair market value as of the date of exercise, as determined by the Committee consistent with the method of valuation set forth in
   Section 4(b) above); or (iii) with the consent of the Committee (as set forth in the option agreement or otherwise), by any combination of the means of payment set forth in subparagraphs (i) and (ii). For purposes of this Section 4, the term "previously acquired shares of Stock" shall only include Stock owned by the Employee prior to the exercise of the option for which payment is being made and shall not include shares of Stock which are being acquired pursuant to the exercise of said option. No shares shall be issued until full payment therefor has been made.

        5.   Grants to Non-Employee Directors.

             (a) Eligibility. Each member of the Board who is not an employee of the Company or any of its Subsidiaries or any parent corporation of the Company (a "Non-Employee Director") shall be eligible to be granted nonstatutory stock options under the Plan. A Non-Employee Director may hold more than one option, but only on the terms and subject to any restrictions set forth in this Section 5.

             (b) Option Price. The option exercise price per share of Stock shall be equal to 100% of the fair market value of a share of Stock on the date the option is granted. For purposes of this Section 5, the "fair market value" of a share of Stock shall be determined in the manner set forth in Section 4(b) hereof; provided, however, that, to the extent applicable, the fair market value of a share of Stock shall be determined with reference to the reported market price of the Stock determined in the manner provided in Section 4(b).

             (c) Grant of Options. Any person who is first elected as a Non-Employee Director after the date of approval of the Plan by the Board shall automatically on the date of such election be granted an option to purchase 2,030 shares of Stock (which number of shares shall be subject to adjustment in the manner as provided in Section 8). Thereafter, in consideration for serving on the Board, each Non-Employee Director (if he or she continues to serve in such capacity) shall automatically be granted an option on the day following the annual meeting of shareholders in each year commencing with the 1995 annual meeting and continuing for so long as the Plan remains in effect and a sufficient number of shares are available thereunder for the granting of such option. Such option shall entitle the Non-Employee Director to purchase 1,500 shares of Stock (which number of shares shall be subject to adjustment in the manner as provided in Section
   8). In addition, in consideration for serving on committees of the Board, each Non-Employee Director (if he or she continues to serve in such capacity) shall automatically be granted an additional option on the day following the annual meeting of shareholders in each year commencing with the 1995 annual meeting and continuing for so long as the Plan remains in effect and a sufficient number of shares are available thereunder for the granting of such option. Such option shall entitle the Non-Employee Director to purchase a number of shares of Stock equal to the product of
   (i) 1,000 shares of Stock (which number of shares shall be subject to adjustment in the manner as provided in Section 8) multiplied by (ii) the number of committees of the Board on which the Non-Employee Director is then serving.

             (d) Exercisability and Termination of Options. Options granted to Non-Employee Directors shall vest and become exercisable, but only during the time that the Non-Employee Director serves in such capacity, as to 10% of the shares of Stock subject thereto after one year has elapsed from the date of grant, as to an additional 20% after the second year has elapsed from the date of grant, as to an additional 30% after the third year has elapsed from the date of grant, and as to the final 40% after the fourth calendar year has elapsed from the date of grant; provided, however, that if a Non-Employee Director ceases to be a director of the Company by reason of death, disability or retirement within four years after the date of grant or in the event of a Change in Control (as defined in Section 5(f) below), the option shall become immediately exercisable in full. Options granted to Non-Employee Directors shall terminate on the earlier of:

                  (i)  ten years after the date of grant;

                  (ii) six months after the Non-Employee Director ceases to be a director of the Company by reason of death; or

                  (iii) three months after the Non-Employee Director ceases to be a director of the Company for any reason other than death.

             (e) Exercise of Options. An option may be exercised, subject to its terms and conditions and the terms and conditions of the Plan, in full at any time or in part from time to time by delivery to the Assistant Secretary of the Company at the Company's principal office in Milwaukee, Wisconsin, of a written notice of exercise specifying the number of shares with respect to which the option is being exercised. Any notice of exercise shall be accompanied by full payment of the option price of the shares being purchased (i) in cash or its equivalent; (ii) by tendering previously acquired shares of Stock (valued at their fair market value as of the date of exercise as determined in the manner set forth in
   Section 4(b) above; provided, however, that, to the extent applicable, the fair market value of a share of Stock shall be determined with reference to the reported market price of the Stock determined in the manner provided in Section 4(b)); or (iii) by any combination of the means of payment set forth in subparagraphs (i) and (ii). For purposes of subparagraphs (ii) and (iii) above, the term "previously acquired shares of Stock" shall only include Stock owned by the Non-Employee Director prior to the exercise of the option for which payment is being made and shall not include shares of Stock which are being acquired pursuant to the exercise of said option. No shares shall be issued until full payment therefor has been made.

             (f) Change in Control. A "Change in Control" shall be deemed to have occurred if the events set forth in any one of the following paragraphs shall have occurred:

                  (i) any "Person" (as such term is defined in section 3(a)(9) of the Securities Exchange Act of 1934, as amended, as modified and used in sections 13(d) and 14(d) thereof), other than (A) the Company or any Subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any Subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or
        (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of Stock in the Company ("Excluded Persons"), is or becomes the "Beneficial Owner" (as defined in rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing 25% or more of either the then outstanding shares of Stock or the combined voting power of the Company's then outstanding voting securities; or

                  (ii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or approve the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect Subsidiary) pursuant to applicable stock exchange requirements, other than (i) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 25% or more of either the then outstanding shares of Stock or the combined voting power of the Company's then outstanding voting securities; or

                  (iii) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportion as their ownership of the Company immediately prior to such sale.

   Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity that owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

        6. Nontransferability of Options. No option shall be transferable by an optionee other than by will or the laws of descent and distribution. Options under the Plan may be exercised during the life of the optionee only by the optionee or his guardian or legal representative.

        7. Powers of the Company Not Affected. The existence of the Plan or any options granted under the Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, or preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or any dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company's assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

        8. Capital Adjustments Affecting Stock. In the event of a capital adjustment resulting from a stock dividend (other than a stock dividend in lieu of an ordinary cash dividend), stock split, reorganization, spin-off, split up or distribution of assets to shareholders, recapitalization, merger, consolidation, combination or exchange of shares or the like following Board approval of the Plan, the number of shares of Stock subject to the Plan, the number of shares referenced in the limitation in
   Section 4(a) hereof, the number of shares subject to options to be granted to Non-Employee Directors pursuant to Section 5(c) hereof, and the number of shares under option in outstanding option agreements shall be adjusted in a manner consistent with such capital adjustment; provided, however, that no such adjustment shall require the Company to sell any fractional shares and the adjustment shall be limited accordingly. The price of any shares under option shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any such option.
   The determination of the Committee as to any adjustment shall be final.

        9. Corporate Mergers and Other Consolidations. The Committee may also grant options having terms and provisions which vary from those specified in the Plan provided that any options granted pursuant to this
   Section 9 are granted in substitution for, or in connection with the assumption of, existing options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition or other combination or reorganization to which the Company is a party.

        10. Option Agreements. All options granted under the Plan shall be evidenced by written agreements (which need not be identical) in such form as the Committee shall determine. Each option agreement shall specify whether the option granted thereunder is intended to constitute an Incentive Stock Option or a nonstatutory stock option.

        11. Rights as a Shareholder; Rights as an Employee or a Director. An optionee shall have no rights as a shareholder with respect to shares covered by an option until the date of issuance of stock certificates to him or her and only after such shares are fully paid. Neither the Plan nor any option granted hereunder shall confer upon any optionee the right to continue as an employee or as a director of the Company.

        12. Transfer Restrictions. Shares of Stock purchased under the Plan and held by any person who is an officer or director of the Company, or who directly or indirectly controls the Company, may not be sold or otherwise disposed of except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or except in a transaction which, in the opinion of counsel for the Company, is exempt from registration under said Act. The Committee may waive the foregoing restrictions in whole or in part in any particular case or cases or may terminate such restrictions whenever the Committee determines that such restrictions afford no substantial benefit to the Company.

        13. Amendment of Plan. The Board shall have the right to amend the Plan at any time and for any reason; provided, however, that the provisions of Section 5 of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder; and provided further that shareholder approval of any amendment to the Plan shall also be obtained: (a) if otherwise required by (i) the rules and/or regulations promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (in order for the Plan to remain qualified under Rule 16b-3 or any successor provision under such
   Act), (ii) the Code, or any rules promulgated thereunder (in order to allow for Incentive Stock Options to be granted under the Plan) or (iii) the quotation or listing requirements of NASDAQ or any principal securities exchange or market on which the Stock is then traded (in order to maintain the Stock's quotation or listing thereon); (b) if such amendment materially modifies the eligibility requirements as provided in Sections 4(a) and 5(a) hereof; (c) if such amendment increases the total number of shares of Stock, except as provided in Section 8 hereof, which may be purchased pursuant to the exercise of options granted under the Plan; or (d) if such amendment reduces the minimum option price per share at which options may be granted as provided in Sections 4(b) and 5(b) hereof. Any amendment of the Plan shall not, without the consent of the optionee, alter or impair any of the rights or obligations under any option previously granted to the optionee.

        14. Termination of Plan. The Board shall have the right to suspend or terminate the Plan at any time; provided, however, that no Incentive Stock Options may be granted after the tenth anniversary of the effective date of the Plan. Termination of the Plan shall not affect the rights of optionees under options previously granted to them, and all unexpired options shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

        15. Effective Date. The Plan shall become effective on the date of adoption by the Board, subject to approval and ratification by the shareholders of the Company within twelve months of the date of adoption by the Board. All options granted prior to shareholder approval and ratification of the Plan shall be subject to such approval and ratification and shall not be exercisable until after such approval and ratification.

        16. Tax Withholding. The Company may deduct and withhold from any cash otherwise payable to the optionee (whether payable as salary, bonus or other compensation) such amount as may be required for the purpose of satisfying the Company's obligation to withhold Federal, state or local taxes. Further, in the event the amount so withheld is insufficient for such purpose, the Company may require that the optionee pay to the Company upon its demand or otherwise make arrangements satisfactory to the Company for payment of such amount as may be requested by the Company in order to satisfy its obligation to withhold any such taxes.

        With the consent of the Committee, an Employee may be permitted to satisfy the Company's withholding tax requirements by electing to have the Company withhold shares of Stock otherwise issuable to the Employee or to deliver to the Company shares of Stock having a fair market value on the date income is recognized pursuant to the exercise of an option equal to the amount required to be withheld. The election shall be made in writing and shall be made according to such rules and in such form as the Committee may determine.

                                                                APPENDIX B

                        EFFECTIVE MANAGEMENT SYSTEMS, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN

                               ARTICLE I--PURPOSE

             The Effective Management Systems, Inc. 1998 Employee Stock Purchase Plan (the "Plan") has been established by Effective Management Systems, Inc., a Wisconsin corporation (the "Company"), to allow employees of the Company and its subsidiaries to purchase shares of Common Stock of the Company ("Common Stock") and thereby share in the ownership of the Company. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the applicable requirements of the Code and the regulations thereunder.

                             ARTICLE II--DEFINITIONS

   2.01.          Committee.

             "Committee" shall mean the committee of directors described in
   Section 10.01.

   2.02.          Compensation.

             "Compensation" shall mean the Employee's wages, salaries, and other amounts received for personal services actually rendered in the course of employment by the Company, including, but not limited to, bonuses, commissions, compensation for services on the basis of a percentage of profits, commissions on insurance premiums and tips.

   2.03.          Employee.

             "Employee" means any person who is customarily employed on a full-time or part-time basis by the Company, who is regularly scheduled to work more than 20 hours per week and whose customary employment is for at least five months in any calendar year.

   2.04.          Plan Administrator.

             "Plan Administrator" shall mean the individual appointed by the Committee pursuant to Section 10.04.

   2.05.          Subsidiary Corporation.

             "Subsidiary Corporation" shall mean any present or future corporation which (a) would be a "subsidiary corporation" of the Company as that term is defined in Section 424(f) of the Code and (b) is designated as a participant in the Plan by the Committee.

                   ARTICLE III--ELIGIBILITY AND PARTICIPATION

   3.01.          Initial Eligibility.

             Any employee who shall have completed one (1) year of continuous employment and shall be employed by the Company or a Subsidiary Corporation on the date his participation in the Plan is to become effective shall be eligible to participate in offerings under the Plan that commence on or after such period has concluded.

   3.02.          Leave of Absence.

             For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first 90 days of such leave of absence and such employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by the Company or a Subsidiary Corporation, as the case may be, of any employee's leave of absence, other than termination of such leave of absence on return to full-time or part-time employment, shall terminate an employee's employment for all purposes of the Plan and shall terminate such employee's participation in the Plan and right to exercise any option.

   3.03.          Restrictions on Participation.

             Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan:

             (a) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary Corporation (for purposes of this paragraph, the rules of Sections 423(b)(3) and 424(d) of the Code shall apply in determining stock ownership of any Employee); or

             (b) which permits his rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the Common Stock (determined at the time such option is granted) for each calendar year in which such purchase rights are outstanding.

                              ARTICLE IV--OFFERINGS

   4.01.          Semi-Annual Offerings.

             The Plan will be implemented by eight semi-annual offerings of Common Stock (the "Offerings") beginning on the first day of July in each of the years 1998, 1999, 2000 and 2001 and on the first day of January in each of the years 1999, 2000, 2001 and 2002, each Offering terminating on December 31 of the same year in the case of a July 1 Offering and on June 30 of the same year in the case of a January 1 Offering. The maximum number of shares issued in each of the respective Offerings shall be 12,500 shares of Common Stock plus unissued shares from the prior Offerings, whether offered or not.

             As used in the Plan, "Offering Commencement Date" means the January 1 or July 1, as the case may be, on which the particular Offering begins, "Offering Termination Date" means the June 30 or December 31, as the case may be, on which the particular Offering terminates and "Offering Period" shall be the period that begins on the Offering Commencement Date and ends on the Offering Termination Date of the same Offering.

   4.02.          Discretionary Three-Month Offerings.

             Each semi-annual Offering may, in the discretion of the Committee exercised prior to the commencement thereof, be divided into two three-month Offerings. The maximum number of shares issued in each of the respective three-month Offerings shall be 6,250 shares plus unissued shares from the prior Offerings, whether offered or not. If the Committee authorizes the division of the six-month Offerings into three-month Offerings, the defined terms set forth in Section 4.01 and the number of option shares calculated pursuant to Section 6.01 shall be appropriately modified.
                          ARTICLE V--PAYROLL DEDUCTIONS

   5.01.          Amount of Deduction.

             At the time an Employee files his authorization for payroll deduction, he shall elect to have deductions made from his Compensation on each payroll date during the time he is an Employee participating in an Offering at the rate of any whole percent selected by the Employee that is less than or equal to 5% of his Compensation payable during the Offering Period.

   5.02.          Employee's Account.

             All payroll deductions made for an Employee shall be credited to his account under the Plan. An Employee may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5.04.

   5.03.          Changes in Payroll Deductions.

             An Employee may discontinue his participation in the Plan as provided in Article VIII, but no other change can be made during an Offering, including any change in the amount of his payroll deductions for that Offering.

   5.04.          Leave of Absence.

             If an Employee is granted a leave of absence from employment by the Company, such Employee shall have the right to elect either to (a) withdraw the balance in his account pursuant to Section 7.02, (b) discontinue contributions to the Plan but remain a participant in the Plan, or (c) remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company to the Employee during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such Employee are insufficient to meet such Employee's authorized Plan deductions.

   5.05.          Interest on Account.

             No interest shall be paid by the Company on any funds held by the Company in any account established pursuant to Section 5.02, whether such funds are used to purchase Common Stock pursuant to Section 7.01 or are subsequently withdrawn pursuant to Section 7.02.

                         ARTICLE VI--GRANTING OF OPTION

   6.01.          Number of Option Shares.

             On each Offering Commencement Date, a participating Employee shall be deemed to have been granted an option to purchase a maximum number of shares of Common Stock equal to (a) that percentage of the Employee's Compensation which he has elected to have withheld, multiplied by (b) the Employee's Compensation during the last thirteen complete biweekly payroll periods ending immediately prior to the Offering Commencement Date, divided by (c) 85% of the fair market value of the Common Stock on the applicable Offering Commencement Date. The fair market value of the Common Stock shall be determined as provided in paragraph (a) of Section 6.02.

   6.02.          Option Price.

             The option price of Common Stock purchased with payroll deductions made during an Offering Period shall be the lesser of:

             (a) 85% of the closing price of the Common Stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the NASDAQ National Market System; or

             (b) 85% of the closing price of the Common Stock on the Offering Termination Date or the nearest prior business day on which trading occurred on the NASDAQ National Market System.

   If the Common Stock is not admitted to trading on any of the aforesaid dates for which closing prices of the Common Stock are to be determined, then reference shall be made to the fair market value of the stock on that date, as determined on such basis as shall be established or specified for the purpose by the Committee. Notwithstanding the foregoing, the option price per share of Common Stock shall in no event be less than the par value of such share.

                        ARTICLE VII--EXERCISE OF OPTIONS

   7.01.          Automatic Exercise.

             Unless an Employee gives written notice to the Company as provided in Section 7.02, the Employee's option to purchase Common Stock with payroll deductions made during any Offering Period will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the Employee pursuant to Section 6.01 and subject to a pro rata reduction pursuant to Section 9.01), and any excess in his account will be returned to the Employee. Notwithstanding the foregoing, no Employee shall be entitled to exercise his option to purchase Common Stock for fewer than the Applicable Minimum Number, as defined in Section 7.04, of shares of Common Stock

   7.02.          Withdrawal of Account.

             At any time prior to the Offering Termination Date applicable to any Offering, an Employee may, by written notice to the Company, elect to withdraw all of the accumulated payroll deductions in his account at such time.

   7.03.          Fractional Shares.

             Fractional shares of Common Stock will not be issued under the Plan. Any accumulated payroll deductions that would have been used to purchase fractional shares will be returned to any Employee promptly following the termination of the Offering, without interest.

   7.04.          Applicable Minimum Number.

             The "Applicable Minimum Number" of shares of Common Stock that may be purchased during an Offering Period shall be such number of shares as the Committee, in its discretion, may determine for the purpose of minimizing the cost and expense to the Company of issuing stock certificates and maintaining shareholder account records. Notwithstanding the foregoing, in no event shall the Applicable Minimum Number with respect to an Employee be greater than the number of shares of Common Stock that the Employee is offered in a single Offering pursuant to
   Section 6.01.

   7.05.          Stock Certificates.

             Certificates covering the shares of Common Stock purchased under the Plan shall be issued as soon as reasonably practicable after the exercise of the option to purchase. Shares of Common Stock to be delivered to an Employee under the Plan will be registered in the name of the Employee, subject to the provisions of Section 11.02. The Company will pay all stamp taxes and the like, and all fees, in connection with such issue.

                   ARTICLE VIII--WITHDRAWAL FROM PARTICIPATION

   8.01.          In General.

             Pursuant to Section 7.02, an Employee may withdraw payroll deductions credited to his account under the Plan at any time before the Offering Termination Date by giving written notice to the Company. All of the Employee's payroll deductions credited to his account shall be paid to him promptly after receipt of the Employee's notice of withdrawal, and no further payroll deductions will be made from the Employee's Compensation during such Offering. The Company may, at its option, treat any attempt to borrow by an Employee on the security of his accumulated payroll deductions as an election under Section 7.02 to withdraw such deductions.

   8.02.          Effect on Subsequent Participation.

             An Employee's withdrawal from any Offering will not have any effect upon his eligibility to participate in any subsequent Offering or in any similar plan that may hereafter be adopted by the Company.

   8.03.          Termination of Employment.

             Upon termination of an Employee's employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period exceeding 90 days), the payroll deductions credited to the Employee's account will be returned to him, or, in the case of his death subsequent to the termination of his employment, to the person or persons entitled thereto under Section 11.02.

   8.04.          Termination of Employment Due to Death.

             Upon termination of an Employee's employment because of his death, his beneficiary shall have the right to elect, by written notice given to the Company prior to the earlier of the Offering Termination Date or the 60th day after the date of death of the Employee, either:

             (a) to withdraw all of the payroll deductions credited to the Employee's account under the Plan, or

             (b) to exercise the Employee's option for the purchase of Common Stock on the Offering Termination Date next following the date of the Employee's death for the purchase of the number of full shares of Common Stock that the accumulated payroll deductions in the Employee's account will purchase at the applicable option price, and any excess in such account will be returned to the beneficiary, without interest.

   In the event that no such written notice of election shall be duly received by the Company, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the Employee's option.

   8.05.          Leave of Absence.

             An Employee on leave of absence shall, subject to the election made by the Employee pursuant to Section 5.04, continue to be a participant in the Plan so long as such Employee is on continuous leave of absence. An individual who has been on leave of absence for more than 90 days and who therefore is not an Employee for the purpose of the Plan shall not be entitled to participate in any Offering commencing after the 90th day of such leave of absence. Notwithstanding any other provision of the Plan, unless a participant on leave of absence returns to regular full-time or part-time employment with the Company at the termination of such leave of absence, the participant's participation in the Plan shall terminate on the termination of the leave of absence.

                                ARTICLE IX--STOCK

   9.01.          Maximum Number of Shares.

             The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 11.04, shall be 12,500 shares in each semi-annual Offering (6,250 shares in each three-month Offering) plus, with respect to each Offering, all unissued shares from prior Offerings, whether offered or not, not to exceed 100,000 shares for all Offerings. If the total number of shares of Common Stock for which options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares issuable in such Offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Employee shall be returned to him as promptly as possible.

   9.02.          Employee's Interest in Stock.

             The Employee will have no interest in Common Stock covered by his option until such option has been exercised.

   9.03.          Restrictions on Exercise.

             Purchase rights granted under the Plan shall not become exercisable until such time as the shares of Common Stock, which may be issued pursuant to the Plan (a) have been registered under the Securities Act of 1933, as amended (the "Act"), and any applicable state and foreign securities laws; or (b) in the opinion of the Company's counsel, may be issued pursuant to an exemption from registration under the Act and in compliance with any applicable state and foreign securities laws.

                            ARTICLE X--ADMINISTRATION

   10.01.         Membership of Committee.

             The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee") consisting of not less than two (2) directors appointed for such purpose who are "non-employee directors" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

   10.02.         Conduct of Committee.

             A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by at least a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as it if had been made by a unanimous vote at a meeting duly called and held.

   10.03.         Authority of Committee.

             In accordance with the provisions of the Plan, the Committee shall establish such terms and conditions for the grant of purchase rights as the Committee may deem necessary or advisable, adopt such rules or regulations which may become necessary or advisable for the operation of the Plan, and make such determinations, and take such other actions, as are expressly authorized or contemplated in the Plan or as may be required for the proper administration of the Plan in accordance with its terms.

   The interpretation of any provision of the Plan by the Committee and any determination on the matters referred to in this Article X shall be final.

   10.04.         Plan Administrator.

             The Committee, in its discretion, may appoint an individual (the "Plan Administrator") to assist the Committee in corresponding with Employees, with record keeping and in performing other administrative functions in connection with the Plan; provided, however, that the Plan Administrator shall exercise no discretion with respect to the interpretation of the Plan or the grant of options to purchase shares of Common Stock pursuant to the Plan.

                            ARTICLE XI--MISCELLANEOUS

   11.01.         Tax Withholding.

             The Company may withhold the issuance of certificates for shares of Common Stock to an Employee pursuant to Section 7.05 until such time as the Employee has made arrangements satisfactory to the Company to permit the Company to comply with any applicable requirement for withholding of federal, state or local income or FICA taxes or any other amounts required by law to be withheld. In the absence of such arrangements, the Company may deduct and withhold from any cash otherwise payable to the Employee (whether payable as salary, bonus or other compensation) for the purpose of satisfying such requirements.

   11.02.         Designation of Beneficiary.

             An Employee may file a written designation of a beneficiary who is to receive any Common Stock that may be issued on the exercise of purchase rights hereunder after the death of the Employee or cash in the Employee's account. Such designation of beneficiary may be changed by the Employee at any time by written notice to the Plan Administrator. Upon the death of an Employee and upon receipt by the Company of proof of identity and existence at the Employee's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of an Employee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Employee's death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the Employee, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Common Stock and/or cash to the spouse or to any one or more dependents of the Employee as the Company may designate. No beneficiary shall, by virtue of the provisions of this Section 11.02, acquire any interest at any time in the Common Stock issued to the Employee prior to the death of the Employee, and no beneficiary shall, prior to the death of the Employee by whom he has been designated, acquire any interest in the Common Stock (if any) to be issued to the Employee and/or cash in the account under the Plan after the death of the Employee.

   11.03.         Transferability.

             Subject to the provisions of Section 11.02, an Employee's right to exercise an option under the Plan (a) shall not be transferable by such Employee, (b) may be exercised only by the Employee, and (c) may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or the laws of descent and distribution.

   11.04.         Adjustments Upon Changes in Capitalization.

             In order to prevent dilution or enlargement of purchase rights, in the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other change in shares of Common Stock after the Board of Directors has adopted the Plan, the Committee shall make appropriate changes in the number of shares of Common Stock which may be purchased pursuant to the Plan, and the number of shares of Common Stock covered by, and the purchase price under, each outstanding option, and such other changes in the Plan and outstanding options as the Committee may deem appropriate under the circumstances. No rights to purchase a fractional share of Common Stock shall result from any such change, and any fractional share resulting from such change shall be rounded to the nearest whole number.

   11.05.         Amendment and Termination.

             The Board of Directors may amend or terminate the Plan at any time, provided, however, that the Board of Directors may not, without the approval of the shareholders of the Company, amend the Plan (a) if shareholder approval is required by (i) the Code, or any rules promulgated thereunder; or (ii) the quotation or listing requirements of NASDAQ or any principal securities exchange on which the Common Stock is then traded (in order to maintain the Common Stock's quotation or listing thereon); or (b) if such amendment would (i) increase the maximum number of shares of Common Stock which may be purchased pursuant to the Plan (except as provided in Section 11.04); (ii) modify the requirements as to eligibility for participation in the Plan; (iii) change the class of corporations whose employees will be granted purchase rights under the Plan; or (iv) materially increase the benefits to Employees under the Plan. Any amendment of the Plan shall not, without the consent of the Employee, alter or impair any of the rights or obligations under any option previously granted to the Employee.

   11.06.         Other Restrictions on Transfer.

             The Committee may impose such non-discriminatory restrictions on the transfer of any shares of Common Stock acquired pursuant to the exercise of a purchase right under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities law, under the requirements of any stock exchange upon which such shares of Common Stock are then listed, if any, and under any state and foreign securities laws applicable to such shares.

   11.07.         No Employment Rights.

             The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

   11.08.         Effect of Plan.

             The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

   11.09.         Applicable Law.

             The plan shall, to the extent not inconsistent with applicable federal law, be construed under the laws of the State of Wisconsin.

   11.10.         Effective Date.

             The Plan shall become effective as of the date of its adoption by the Board of Directors of the Company, subject to approval of the Plan by the shareholders within twelve months of such effective date. Purchase rights may be granted prior to such approval; provided, however, that such purchase rights shall be subject to such approval and shall not be exercised until after such approval.

                       Effective Management Systems, Inc.
                              12000 West Park Place
                           Milwaukee, Wisconsin  53224
           This Proxy is Solicited on Behalf of the Board of Directors

   The undersigned hereby appoints Michael D. Dunham and Thomas M. Dykstra and each of them, as Proxies with power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated on the reverse all of the shares of Common Stock of Effective Management Systems, Inc. held of record by the undersigned on March 16, 1998, at the annual meeting of shareholders to be held on April 30, 1998, or at any adjournment or postponement thereof.

                           (Continued on reverse side)
                                                               [SEE REVERSE ]
                                                               [   SIDE     ]

   [ X ]  Please Mark your
   [___]  vote as in
          this example.

      The Board of Directors recommends a vote FOR the following proposals:

                  WITHHOLD     Term expiring              For Against Abstain
                  AUTHORITY    at the 2001    2. Approval [  ]  [  ]    [  ]
       FOR the    to vote for  Annual Meeting:   of the Effective
       nominees   the nominees                   Management Systems,
       listed at  listed at                      Inc. 1993 Stock
       right      right                          Option Plan, as amended.

                                                          For Against Abstain
   1. ELECTION OF [  ]  [  ] Nominees:        3. Approval [  ]  [  ]   [  ]
      DIRECTOR               Helmut M. Adam      of the Effective
                             Michael D. Dunham   Management Systems,
                                                 Inc. 1998
                                                 Employee Stock
                                                 Purchase Plan.

   INSTRUCTIONS;  To withhold authority       4. IN THEIR DISCRETION, THE
   to vote for any individual nominee,           PROXIES ARE AUTHORIZED TO
   write that nominee's name in the              VOTE UPON SUCH OTHER
   space provided below:                         BUSINESS AS MAY PROPERLY
                                                 COME BEFORE THE MEETING.
   _____________________________

                                      This proxy when properly executed will
                                      be voted in the manner directed herein
                                      by the undersigned shareholder.  If no
                                      direction is made, this proxy will be
                                      voted "FOR" the election of the Board's
                                      nominees and "FOR" items 2 and 3.

                                      PLEASE SIGN, DATE AND RETURN THE PROXY
                                      CARD PROMPTLY USING THE ENCLOSED
                                      ENVELOPE


   SIGNATURE __________ DATE ____, 1998 SIGNATURE ___________ DATE ____, 1998
                                                IF HELD JOINTLY

   NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.